UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 13, 2022

WAYFAIR INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36666	36-4791999
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Copley Place
Boston, MA 02116
(Address of principal executive offices, including zip code)
(617) 532-6100
(Registrant’s telephone number, including area code)
 N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	W	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 13, 2022, the stockholders of Wayfair Inc. (the “Company”), upon the recommendation of the Company’s Board of Directors, approved Amendment No. 1 (the “Amendment”) to the Company’s 2014 Incentive Award Plan (the “2014 Plan”) to increase the aggregate number of shares of Class A common stock authorized for issuance under the 2014 Plan by 5,000,000 shares. The terms of the 2014 Plan and the Amendment, copies of which are filed as Annex A and Annex B, respectively, to the Company's Definitive Proxy Statement on Schedule 14A filed on August 29, 2022 (the “Proxy Statement”), and the description of the Amendment and the 2014 Plan contained in Proposal 1 of the Proxy Statement, are incorporated herein by reference in their entirety.
Item 5.07. Submission of Matters to a Vote of Security Holders.
On October 13, 2022, the Company held a Special Meeting of Stockholders (the “Special Meeting”). At the Special Meeting, the stockholders approved a proposal to amend the 2014 Plan to increase the aggregate number of shares of Class A common stock authorized for issuance under the 2014 Plan by 5,000,000 shares.

Holders of the Company’s Class A common stock are entitled to one (1) vote per share and holders of the Company’s Class B common stock are entitled to ten (10) votes per share. Holders of Class A common stock and Class B common stock voted together as a single class on all matters submitted to a vote of stockholders at the Special Meeting.

The Company’s inspector of elections certified the following vote tabulations:
Proposal 1: Approval of Amendment No. 1 to the 2014 Incentive Plan

For	Against	Abstain	Broker Non-Votes
280,563,504	41,208,856	48,550	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAYFAIR INC.

Date: October 14, 2022	By:	/s/ ENRIQUE COLBERT
Enrique Colbert
General Counsel and Secretary

3